THIS AGREEMENT made as of the **28th** day of **September, 2005**.

BETWEEN:

SUNSHINE COAST HOLDINGS LTD., a company duly incorporated under the laws of the Province of British Columbia, and having its registered office at 300 - 1676 Martin Drive in the City of Surrey, in the Province of British Columbia,

(the "Landlord")

AND:

FORTUNE PACIFIC MANAGEMENT LTD. of
#305 - 1656 Martin Drive
Surrey, B.C.
V4A 6E7

(the "Tenant ")

WHEREAS:

A. By a lease (hereinafter called the "Original Lease") made as of the 27th day of September, 2000, the Landlord did lease and demise unto the Tenant a portion of a building (hereinafter and in the Original Lease called the "Building") at 1656 Martin Drive, Surrey, British Columbia, which property is more particularly described in the Original Lease as follows:

> Lot 3 of the South East Quarter of Section 15, Township 1, Plan 56401, except part subdivided by Plan 60277, New Westminster District.

B. The term of the Original Lease was for three (3) years and six (6) months commencing on the 1st day of October, 2000 with rights of renewal as provided in the Original Lease.

C. AND WHEREAS by Lease Amendment agreement dated the 21st day of September 2001 certain provisions for the said lease were amended as more particularly set out therein (the said lease and amendment herein collectively referred to as the "Lease");

D. AND WHEREAS by Lease Amendment agreement dated the 25th day of March, 2004 certain provisions for the said lease were amended as more particularly set out therein (the said lease and amendment herein collectively referred to as the "Lease");

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises, the grants and mutual agreements herein contained and other good and valuable consideration, receipt of which the parties hereby grant, covenant and agree as follows:

1. Amendment to Lease – From and after the 1st day of November, 2005 the lease shall be amended as follows:

   Commencing the 1st day of November, 2005 this lease expires. The Tenant and Landlord release and discharge the other from any liability arising under the existing contract effective November 1, 2005.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

Signed, sealed and delivered
by the Landlord in the presence of:

Name: (witness' signature)
Print Name: DONAH NEIDIG
Residence Address: 103-7165-133 ST SURREY, B.C. V3S 7Z6
Occupation: SECRETARY

Sunshine Coast Holdings Ltd.
by its authorized signatory

Edgar Ross Wightman

Signed, sealed and delivered
By the Tenant in the presence of:

Name: (witness' signature)
Print Name: RUTH MOORER
Residence Address: 14948-25A AVE WHITE ROCK, BC V4P 1N3
Occupation: EXECUTIVE ASSISTANT

FORTUNE PACIFIC
MANAGEMENT LTD.
(on behalf of)

(by its authorized signatory)